                             BERNARD CHAUS, INC.
                             CERTIFICATE OF STOCK

     COMMON                                                COMMON
NU
-------------------                                 -------------------
     NUMBER                                                SHARES
INCORPORATED UNDER THE LAWS                         OF THE STATE OF NEW YORK
PAR VALUE $.01                                          CUSIP 162510 10 1
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that


is the owner of
-------------------------------------------------------------------------------
         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Bernard Chaus, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the seal of the Corporation and the signatures of its duly authorized officers.

                             BERNARD CHAUS, INC.
                                CORPORATE SEAL
                                     1975
                                   NEW YORK



DATED:



    /s/ Wayne S. Miller                               /s/ Josephine Chaus
    ----------------------------                     -------------------------
        Secretary                                     Chairwoman of the Board


Countersigned and Registered:
          CHEMICAL BANK

BY                                       TRANSFER AGENT
                                         AND REGISTRAR.


                                         AUTHORIZED OFFICER.

          ----------------------------------------------------------
                          AMERICAN BANK NOTE COMPANY.

                              BERNARD CHAUS, INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE DESIGNATIONS, PREFERENCES AND RELATIVE,
PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -as tenants in common              UNIF GIFT MIN ACT
     TEN ENT   -as tenants by the entireties      ........Custodian.......
     JT TEN    -as joint tenants with right        (Cust)    (Minor)
                of survivorship and not           under Uniform Gifts to Minors
                as tenants in common              Act ......................
                                                          (State)

     Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,__________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE


-----------------------------------------------------------------------------

------------------------------------------------------------------------------
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE

------------------------------------------------------------------------------

------------------------------------------------------------------------------

-----------------------------------------------------------------------SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WRITTEN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                   ------------------------------------

------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,
       -------------------------


                                             ----------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.